Exhibit 99.1

For Immediate Release	Contacts:	Investors:
David F. Kirby
Hudson Highland Group
212-351-7216
david.kirby@hhgroup.com

Media:
Emmanuel Serrano
Hudson Highland Group
212-351-7203
emmanuel.serrano@hhgroup.com

Hudson Highland Group Reports

2006 Second Quarter and Six Month Financial Results

Company Announces $4 - $7 million 2006 Restructuring Program

NEW YORK, NY – August 7, 2006 – Hudson Highland Group, Inc. (NASDAQ: HHGP), one of the world’s leading providers of specialized professional staffing, retained executive search and talent management solutions, today announced financial results for the second quarter and six months ended June 30, 2006.

2006 Second Quarter Summary

•	Revenue of $365.5 million, essentially flat with $364.8 million for the second quarter of 2005

•	Gross margin of $141.0 million, or 38.6 percent of revenue, down slightly from $141.2 million, or 38.7 percent of revenue, for the same year-ago period

•	Adjusted EBITDA of $9.3 million, or 2.6 percent of revenue, down slightly from $9.4 million, or 2.6 percent of revenue, for the second quarter of 2005

•	EBITDA of $8.5 million, or 2.3 percent of revenue, down from $9.6 million, or 2.6 percent of revenue, for the second quarter of 2005

•	Net income of $0.6 million, or $0.02 per basic and diluted share, compared with a net income of $3.0 million, or $0.15 per basic share and $0.14 per diluted share for the same period last year

“We achieved solid results in Europe, Asia Pacific, and the Highland Partners executive search business, and began seeing signs of stabilization in our North America staffing operation,” said Jon Chait, chairman and chief executive officer of Hudson Highland Group.

2006 Six Month Results

For the first six months of 2006, Hudson Highland Group reported revenue of $708.5 million, down 1.3 percent from $717.7 million for the first half of last year. Net loss was $7.5 million, or $0.31 per basic and diluted share compared with a net loss of $2.1 million, or $0.10 per basic and diluted share, for the same six-month period last year.

2006 Restructuring Program

The company also announced today a restructuring program designed to reduce costs and increase the sustainable, long-term profitability of the company. The company expects to record a charge of between $4 million to $7 million in 2006, of which $0.7 million was incurred in the second quarter of 2006. The actions taken fall into several categories: (1) consolidation of support functions, particularly between North America and corporate; (2) closing or reducing redundant sales functions and unprofitable offices; and (3) moves to more economical properties.

“We expect our restructuring plan to help allow us to reduce expenses and tighten our focus,” said Mary Jane Raymond, executive vice president and chief financial officer. “As North America recovers, we believe we are well positioned for strong operating leverage.”

Restatement of First Quarter 2006 Financial Statements

As discussed in its first quarter earnings call, the company undertook a comprehensive review of the accounting processes supported by the new PeopleSoft accounting and management reporting system the company implemented last year in its Hudson North America business unit. The company believes this review has been comprehensive and that it has identified the full extent of the differences existing in the accounts as of the end of the second quarter of 2006 that may be material. As a result, the company identified accounting errors in Hudson North America and has restated results of the first quarter 2006 to reflect net charges of $2.2 million, and has included net charges of $1.6 million in its results for the second quarter of 2006. The second quarter charge includes a $0.7 million adjustment to revenue attributable to 2005 results, which is considered immaterial to that year, and a $0.9 million adjustment to receivables, for which the applicable period cannot practicably be determined. Earlier today, the company filed an amended Form 10-Q for the quarter ended March 31, 2006, reflecting the restatement.

Guidance

The company currently expects third quarter revenue of $355 - $370 million at prevailing exchange rates, and EBITDA of $7.5 - $8.5 million, including $2 million of restructuring charges, compared to revenue of $357 million and EBITDA of $7.5 million in the third quarter of 2005.

The company has revised its guidance formulation to bring it in line with the quarterly industry standard.

Conference Call / Webcast

Hudson Highland Group will conduct a conference call Tuesday, August 8, 2006 at 9:00 AM ET to discuss this announcement. Investors wishing to participate can join the conference call by dialing 1-800-374-1532 followed by the participant passcode 3401282 at 8:50 AM ET. For those outside the United States, please call in on 1-706-634-5594 followed by the participant passcode 3401282. Hudson Highland Group’s quarterly conference call can also be accessed online through Yahoo! Finance at www.yahoo.com and the investor information section of the company’s website at www.hhgroup.com.

Additional Information

Please find additional information about the company’s quarterly results in our shareholder letter in the investor information section of the company’s website at www.hhgroup.com.

Hudson Highland Group

Hudson Highland Group is one of the world’s leading professional staffing, retained executive search and talent management solution providers. We help our clients achieve greater organizational performance by attracting, selecting and developing the best and brightest people for their businesses. Our approximately 3,800 employees in more than 20 countries are dedicated to providing unparalleled service and value to our clients. More information about Hudson Highland Group is available at www.hhgroup.com.

Safe Harbor Statement

This press release contains statements that the company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including those under the caption “Guidance” and other statements regarding the company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors include, but are not limited to, the impact of global economic fluctuations on temporary contracting operations; the cyclical nature of the company’s executive search and mid-market professional staffing businesses; the company’s ability to manage its growth; risks associated with expansion; risks and financial impact associated with disposition of non-strategic assets; the company’s reliance on information systems and technology; competition; fluctuations in operating results; risks relating to foreign operations, including foreign currency fluctuations; dependence on highly skilled professionals and key management personnel; the impact of employees departing with existing executive search clients; risks maintaining professional reputation and brand name; restrictions imposed by blocking arrangements; exposure to employment-related claims, and limits on insurance coverage related thereto; government regulations; restrictions on the company’s operating flexibility due to the terms of its credit facility; and the company’s ability to implement remedial actions with respect to internal control weaknesses. Additional information concerning these and other factors is contained in the company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release. The company assumes no obligation, and expressly disclaims any obligation, to review or confirm analysts’ expectations or estimates or to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Financial Tables Follow

HUDSON HIGHLAND GROUP, INC.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005 (1)	2006	2005 (1)
Revenue	$365,478	$364,835	$708,536	$717,704

Direct costs	224,443	223,668	441,878	448,330

Gross margin	141,035	141,167	266,658	269,374

Operating expenses:
Selling, general and administrative	131,696	131,759	259,647	257,672
Depreciation and amortization	4,341	4,626	8,849	9,483
Business reorganization expenses (recoveries)	592	(238)	595	291
Merger and integration expenses (recoveries)	279	8	279	(35)

Total operating expenses	136,908	136,155	269,370	267,411
Operating income (loss)	4,127	5,012	(2,712)	1,963

Other income (expense):
Interest, net	(794)	(495)	(1,208)	(921)
Other, net	(240)	271	539	(5)

Income (loss) before provision for income taxes	3,093	4,788	(3,381)	1,037

Provision for income taxes	2,493	1,766	4,099	3,166

Net income (loss)	$600	$3,022	$(7,480)	$(2,129)

Income (loss) per share:
Basic	$0.02	$0.15	$(0.31)	$(0.10)
Diluted	$0.02	$0.14	$(0.31)	$(0.10)

Weighted average shares outstanding
Basic	24,414,000	20,642,000	24,318,000	20,574,000
Diluted	25,172,000	21,635,000	24,318,000	20,574,000

(1)	Note- 2005 financial statements have been adjusted for the Company’s adoption of SFAS 123R using the modified retrospective method. (The comparable expenses for the three months ended June 30, 2006 and 2005 were $1,434 and $1,343, respectively, and for the six months ended June 30, 2006 and 2005 were $2,854 and $2,357, respectively.)

HUDSON HIGHLAND GROUP, INC.

CONSOLIDATED CONDENSED BALANCE SHEETS

(in thousands, except share and per share amounts)

	June 30, 2006	December 31, 2005 (1)
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$32,310	$34,108
Accounts receivable, net	241,125	232,081
Prepaid and other	11,104	14,330

Total current assets	284,539	280,519

Intangibles, net	37,208	31,100
Property and equipment, net	28,541	31,438
Other assets	4,767	5,359

Total assets	$355,055	$348,416

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30,911	$24,718
Accrued expenses and other current liabilities	136,355	140,036
Credit facility and current portion of long-term debt	36,575	32,544
Accrued business reorganization expenses	3,844	4,223
Accrued merger and integration expenses	930	1,239

Total current liabilities	208,615	202,760

Other non-current liabilities	5,999	5,948
Accrued business reorganization expenses, non-current	3,262	4,095
Accrued merger and integration expenses, non-current	1,663	2,038
Long-term debt, less current portion	351	478

Total liabilities	219,890	215,319

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized; issued: 24,539,889 and 24,340,462 shares, respectively	24	24
Additional paid-in capital	423,851	416,448
Accumulated deficit	(325,436)	(317,956)
Accumulated other comprehensive income—translation adjustments	36,956	34,811
Treasury stock, 15,798 shares	(230)	(230)

Total stockholders’ equity	135,165	133,097

	$355,055	$348,416

(1)	Note- 2005 financial statements have been adjusted for the Company’s adoption of SFAS 123R using the modified retrospective method.

HUDSON HIGHLAND GROUP, INC.

SEGMENT ANALYSIS

(in thousands)

(unaudited)

For the Three Months Ended June 30, 2006	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Highland Partners	Corporate	Total
Revenue	$117,580	$122,061	$110,877	$14,960	$—	$365,478

Gross margin	$27,405	$56,225	$43,430	$13,975	$—	$141,035

Adjusted EBITDA (1)	$(2,982)	$7,972	$9,541	$1,653	$(6,845)	$9,339
Business reorganization expenses (recoveries)	249	(57)	152	(65)	313	592
Merger and integration expenses	72	—	—	207	—	279

EBITDA (1)	(3,303)	8,029	9,389	1,511	(7,158)	8,468
Depreciation and amortization	1,314	1,776	770	313	168	4,341

Operating income (loss)	$(4,617)	$6,253	$8,619	$1,198	$(7,326)	$4,127

For the Three Months Ended June 30, 2005 (2)	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Highland Partners	Corporate	Total
Revenue	$107,813	$124,657	$116,325	$16,040	$—	$364,835

Gross margin	$27,575	$54,510	$43,848	$15,234	$—	$141,167

Adjusted EBITDA (1)	$2,785	$5,615	$9,871	$494	$(9,357)	$9,408
Business reorganization (recoveries)	(99)	—	—	(139)	—	(238)
Merger and integration expenses	8	—	—	—	—	8

EBITDA (1)	2,876	5,615	9,871	633	(9,357)	9,638
Depreciation and amortization	1,072	920	2,156	342	136	4,626

Operating income (loss)	$1,804	$4,695	$7,715	$291	$(9,493)	$5,012

(1)	Non-GAAP earnings before interest, income taxes, special charges, other non-operating expense, and depreciation and amortization (“Adjusted EBITDA”) and non-GAAP earnings before interest, income taxes, other non-operating expense, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted EBITDA and EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA and EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
(2)	Note- 2005 financial statements have been adjusted for the Company’s adoption of SFAS 123R using the modified retrospective method.

HUDSON HIGHLAND GROUP, INC.

SEGMENT ANALYSIS

(in thousands)

(unaudited)

For the Six Months Ended June 30, 2006	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Highland Partners	Corporate	Total
Revenue	$228,184	$238,203	$211,415	$30,734	$—	$708,536

Gross margin	$50,302	$107,190	$80,291	$28,875	$—	$266,658

Adjusted EBITDA (1)	$(8,958)	$13,522	$14,273	$2,941	$(14,767)	$7,011
Business reorganization expenses (recoveries)	249	(57)	152	(62)	313	595
Merger and integration expenses	72	—	—	207	—	279

EBITDA (1)	(9,279)	13,579	14,121	2,796	(15,080)	6,137
Depreciation and amortization	2,819	3,515	1,546	636	333	8,849

Operating income (loss)	$(12,098)	$10,064	$12,575	$2,160	$(15,413)	$(2,712)

For the Six Months Ended June 30, 2005 (2)	Hudson Americas	Hudson Europe	Hudson Asia Pacific	Highland Partners	Corporate	Total
Revenue	$219,918	$247,056	$219,826	$30,904	$—	$717,704

Gross margin	$55,149	$104,961	$79,964	$29,300	$—	$269,374

Adjusted EBITDA (1)	$5,057	$8,716	$16,567	$869	$(19,507)	$11,702
Business reorganization expenses (recoveries)	510	(79)	—	(140)	—	291
Merger and integration (recoveries)	(35)	—	—	—	—	(35)

EBITDA (1)	4,582	8,795	16,567	1,009	(19,507)	11,446
Depreciation and amortization	2,048	1,898	4,573	696	268	9,483

Operating income (loss)	$2,534	$6,897	$11,994	$313	$(19,775)	$1,963

(1)	Non-GAAP earnings before interest, income taxes, special charges, other non-operating expense, and depreciation and amortization (“Adjusted EBITDA”) and non-GAAP earnings before interest, income taxes, other non-operating expense, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted EBITDA and EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA and EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
(2)	Note- 2005 financial statements have been adjusted for the Company’s adoption of SFAS 123R using the modified retrospective method.